                                                                   EXHIBIT 10.2

                                 [CLAIM MAP
                          Okanogan & Ferry Counties
                              Washington, U.S.A.]

                                      [MAP
                              G&B CLAIMS #1 - #10]

REQUEST OF
D.S. Stoddard
c/o Gunnison PO #28005
Spokane, WA.  99228

                        NOTICE OF MINING LOCATION - WASHINGTON

                                      [MAP]

NOTICE IS HEREBY GIVEN THAT L.E. Lawson & D.S. Stoddard, by its Agent, the undersigned, hereby locate the G&B #1 lode mining claim, on this 1st day of Feb, 2001, situated in this Eureka Mining district, Ferry County Washington.

Said claim is located in the west half, of Section 30, of the Township 38 North, Range 32 East, Willamette Meridian, and more particularly described as follows to wit: Discovery post is 3830 feet N 13 degrees E of the S.W cor. Sec 30 T38N R32E WM

Beginning at the discovery post (post No. 1)

Bear        25    feet in a    northerly   direction to Post No. 2
Thence     575    feet in a    westerly    direction to Post No. 3
Thence    1500    feet in a    southerly   direction to Post No. 4
Thence     600    feet in a    easterly    direction to Post No. 5
Thence    1500    feet in a    northerly   direction to Post No. 6
Thence      25    feet in a    westerly    direction to Post No. 2
The point of beginning.

The claim monument on which the Notice is posted lies approximately midway between the two sides and is 25 feet from the north end 1475 feet from the south end of this Claim.
This claim to be known as the G&B #1

                                          /s/ R.E. Miller
                                          ----------------------------
                                                    Locator

Subscribed and sworn before me on the 7th day of Feb, 2001

                                          /s/ Delia V. Fazzari
                                          ----------------------------
[SEAL OF THE                                             Notary Public
NOTARY PUBLIC]
                                          ----------------------------

REQUEST OF
D.S. Stoddard
c/o Gunnison PO #28005
Spokane, WA.  99228

                        NOTICE OF MINING LOCATION - WASHINGTON

                                      [MAP]

NOTICE IS HEREBY GIVEN THAT L.E. Lawson & D.S. Stoddard, by its Agent, the undersigned, hereby locate the G&B #2 lode mining claim, on this 1st day of Feb 2001 situated in this Eureka Mining district, Ferry County
Washington.

Said claim is located in the west half, of Section 30, of the Township 38 North, Range 32 East, Willamette Meridian, and more particularly described as follows to wit: Discovery Post is 7890 feet N 30 degrees E of the S.W cor. Post Sec 30 T38N R32E WM

Beginning at the discovery post (post No. 1)

Bear        25    feet in a    southerly  direction to Post No. 2
Thence     575    feet in a    westerly   direction to Post No. 3
Thence    1500    feet in a    northerly  direction to Post No. 4
Thence     600    feet in a    easterly   direction to Post No. 5
Thence    1500    feet in a    southerly  direction to Post No. 6
Thence      25    feet in a    westerly   direction to Post No. 2
The point of beginning.

The claim monument on which the Notice is posted lies approximately midway between the two sides and is 25 feet from the south end 1475 feet from the north end of this Claim.
This claim to be known as the G&B #2

                                          /s/ R.E. Miller
                                          ----------------------------
                                                    Locator

Subscribed and sworn before me on the 7th day of Feb, 2001

                                          /s/ Delia V. Fazzari
                                          ----------------------------
[SEAL OF THE                                             Notary Public
NOTARY PUBLIC]
                                          ----------------------------

REQUEST OF
D.S. Stoddard
c/o Gunnison PO #28005
Spokane, WA.  99228

                        NOTICE OF MINING LOCATION - WASHINGTON

                                      [MAP]

NOTICE IS HEREBY GIVEN THAT L.E. Lawson & D.S. Stoddard, by its Agent, the undersigned, hereby locate the G&B #3 lode mining claim, on this 1st day of Feb, 2001 situated in this Eureka Mining district, Ferry County Washington.

Said claim is located in the west half, of Section 30, of the Township 38 North, Range 32 East, Willamette Meridian, and more particularly described as follows to wit: Discovery post is 3890 feet N 14 degrees E of from S.W cor. Sec 30 T38N R32E WM

Beginning at the discovery post (post No. 1)

Bear        25    feet in a    northerly  direction to Post No. 2
Thence      575   feet in a    easterly   direction to Post No. 3
Thence      1500  feet in a    southerly  direction to Post No. 4
Thence      600   feet in a    westerly   direction to Post No. 5
Thence      1500  feet in a    northerly  direction to Post No. 6
Thence      25    feet in a    easterly   direction to Post No. 2
The point of beginning.

The claim monument on which the Notice is posted lies approximately midway between the two sides and is 25 feet from the north end 1475 feet from the south end of this Claim.
This claim to be known as the G&B #3

                                          /s/ R.E. Miller
                                          ----------------------------
                                                   Locator

Subscribed and sworn before me on the 7th day of Feb, 2001

                                          /s/ Delia V. Fazzari
                                          ----------------------------
[SEAL OF THE                                             Notary Public
NOTARY PUBLIC]
                                          ----------------------------

REQUEST OF
D.S. Stoddard
c/o Gunnison PO #28005
Spokane, WA.  99228

                        NOTICE OF MINING LOCATION - WASHINGTON

                                      [MAP]

NOTICE IS HEREBY GIVEN THAT L.E. Lawson & D.S. Stoddard, by its Agent, the undersigned, hereby locate the G&B #4 lode mining claim, on this Feb 1st day of Feb., 2001 situated in this Eureka Mining district, Ferry County Washington.

Said claim is located in the west 1/2, of Section 30, of the Township 38 North, Range 32 East, Willamette Meridian, and more particularly described as follows to wit: Discovery Post is 3850 N 14 degrees 30 degrees E from S.W cor. Sec 30 T38N R32E

Beginning at the discovery post (post No. 1)

Bear        25    feet in a    southerly  direction to Post No. 2
Thence      575   feet in a    westerly   direction to Post No. 3
Thence      1500  feet in a    northerly  direction to Post No. 4
Thence      600   feet in a    easterly   direction to Post No. 5
Thence      1500  feet in a    northerly  direction to Post No. 6
Thence      25    feet in a    easterly   direction to Post No. 2
The point of beginning.

The claim monument on which the Notice is posted lies approximately midway between the two sides and is 25 feet from the south end 1475 feet from the north end of this Claim.
This claim to be known as the G&B #4

                                          /s/ R.E. Miller
                                          ----------------------------
                                                   Locator

Subscribed and sworn before me on the 7th day of Feb, 2001

                                          /s/ Delia V. Fazzari
                                          ----------------------------
                                                         Notary Public
[SEAL OF THE
NOTARY PUBLIC]                            ----------------------------

REQUEST OF
D.S. Stoddard
c/o Gunnison PO #28005
Spokane, WA.  99228

                        NOTICE OF MINING LOCATION - WASHINGTON

                                      [MAP]

NOTICE IS HEREBY GIVEN THAT L.E. Lawson & D.S. Stoddard, by its Agent, the undersigned, hereby locate the G&B #5 lode mining claim, on this 1st day of Feb., 2001 situated in this Eureka Mining district, Ferry County
Washington.

Said claim is located in the west half, of Section 30, of the Township 38 North, Range 32 East, Willamette Meridian, and more particularly described as follows to wit: Discovery post is 3680 feet N 24 degrees E from S.W cor.
Sec 30 T38N R32E WM

Beginning at the discovery post (post No. 1)

Bear        25    feet in a    northerly  direction to Post No. 2
Thence      575   feet in a    easterly   direction to Post No. 3
Thence      1500  feet in a    southerly  direction to Post No. 4
Thence      600   feet in a    westerly   direction to Post No. 5
Thence      1500  feet in a    northerly  direction to Post No. 6
Thence      25    feet in a    easterly   direction to Post No. 2
The point of beginning.

The claim monument on which the Notice is posted lies approximately midway between the two sides and is 25 feet from the north end 1475 feet from the south end of this Claim.
This claim to be known as the G&B #5

                                          /s/ R.E. Miller
                                          ----------------------------
                                                   Locator

Subscribed and sworn before me on the 7th day of Feb, 2001

                                          /s/ Delia V. Fazzari
                                          ----------------------------
[SEAL OF THE                                             Notary Public
NOTARY PUBLIC]
                                          ----------------------------

REQUEST OF
D.S. Stoddard
c/o Gunnison PO #28005
Spokane, WA.  99228

                        NOTICE OF MINING LOCATION - WASHINGTON

                                      [MAP]

NOTICE IS HEREBY GIVEN THAT L.E. Lawson & D.S. Stoddard, by its Agent, the undersigned, hereby locate the G&B #6 lode mining claim, on this 1st day of Feb, 2001 situated in this Eureka Mining district, Ferry County Washington.

Said claim is located in the west half, of Section 30, of the Township 38 North, Range 32 East, Willamette Meridian, and more particularly described as follows to wit: Discovery post is 3250 feet N 14 degrees E from S.W cor.
Sec 30 T38N R32E WM

Beginning at the discovery post (post No. 1)

Bear        25    feet in a    southerly  direction to Post No. 2
Thence      575   feet in a    westerly   direction to Post No. 3
Thence      1500  feet in a    northerly  direction to Post No. 4
Thence      600   feet in a    easterly   direction to Post No. 5
Thence      1500  feet in a    northerly  direction to Post No. 6
Thence      25    feet in a    easterly   direction to Post No. 2
The point of beginning.

The claim monument on which the Notice is posted lies approximately midway between the two sides and is 25 feet from the south end 1475 feet from the north end of this Claim.
This claim to be known as the G&B #6

                                          /s/ R.E. Miller
                                          ----------------------------
                                                  Locator

Subscribed and sworn before me on the 7th day of Feb, 2001

                                          /s/ Delia V. Fazzari
                                          ----------------------------
[SEAL OF THE                                             Notary Public
NOTARY PUBLIC]
                                          ----------------------------

REQUEST OF
D.S. Stoddard
c/o Gunnison PO #28005
Spokane, WA.  99228

                        NOTICE OF MINING LOCATION - WASHINGTON

                                      [MAP]

NOTICE IS HEREBY GIVEN THAT L.E. Lawson & D.S. Stoddard, by its Agent, the undersigned, hereby locate the G&B #7 lode mining claim, on this 1st day of Feb, 2001 situated in this Eureka Mining district, Ferry County Washington.

Said claim is located in the west half, of Section 30, of the Township 38 North, Range 32 East, Willamette Meridian, and more particularly described as follows to wit: Discovery post is 4040 feet N 05 degrees E from S.W cor.
Sec 30 T38N R32E WM

Beginning at the discovery post (post No. 1)

Bear        25    feet in a    northerly  direction to Post No. 2
Thence      575   feet in a    westerly   direction to Post No. 3
Thence      1500  feet in a    southerly  direction to Post No. 4
Thence      600   feet in a    easterly   direction to Post No. 5
Thence      1500  feet in a    northerly  direction to Post No. 6
Thence      25    feet in a    westerly   direction to Post No. 2
The point of beginning.

The claim monument on which the Notice is posted lies approximately midway between the two sides and is 25 feet from the north end 1475 feet from the south end of this Claim.
This claim to be known as the G&B #7

                                          /s/ R.E. Miller
                                          ----------------------------
                                                     Locator

Subscribed and sworn before me on the 7th day of Feb, 2001

                                          /s/ Delia V. Fazzari
                                          ----------------------------
[SEAL OF THE                                             Notary Public
NOTARY PUBLIC]
                                          ----------------------------

REQUEST OF
D.S. Stoddard
c/o Gunnison PO #28005
Spokane, WA.  99228

                        NOTICE OF MINING LOCATION - WASHINGTON

                                      [MAP]

NOTICE IS HEREBY GIVEN THAT L.E. Lawson & D.S. Stoddard, by its Agent, the undersigned, hereby locate the G&B #8 lode mining claim, on this 1st day of Feb, 2001 situated in this Eureka Mining district, Ferry County Washington.

Said claim is located in the east half, of Section 30, of the Township 38 North, Range 32 East, Willamette Meridian, and more particularly described as follows to wit: Discovery post is 4110 feet N 05 degrees E from S.W cor.
Sec 30 T38N R32E WM

Beginning at the discovery post (post No. 1)

Bear        25    feet in a    southerly  direction to Post No. 2
Thence      575   feet in a    westerly   direction to Post No. 3
Thence      1500  feet in a    northerly  direction to Post No. 4
Thence      600   feet in a    easterly   direction to Post No. 5
Thence      1500  feet in a    southerly  direction to Post No. 6
Thence      25    feet in a    westerly   direction to Post No. 2
the point of beginning.

The claim monument on which the Notice is posted lies approximately midway between the two sides and is 25 feet from the south end 1425 feet from the north end of this Claim.
This claim to be known as the G&B #8

                                          /s/ R.E. Miller
                                          ----------------------------
                                                    Locator

Subscribed and sworn before me on the 7th day of Feb, 2001

                                          /s/ Delia V. Fazzari
                                          ----------------------------
[SEAL OF THE                                             Notary Public
NOTARY PUBLIC]
                                          ----------------------------

REQUEST OF
D.S. Stoddard
c/o Gunnison PO #28005
Spokane, WA.  99228

                        NOTICE OF MINING LOCATION - WASHINGTON

                                      [MAP]

NOTICE IS HEREBY GIVEN THAT L.E. Lawson & D.S. Stoddard, by its Agent, the undersigned, hereby locate the G&B #9 lode mining claim, on this 1st day of Feb, 2001 situated in this Eureka Mining district, Ferry County Washington.

Said claim is located in the west half, of Section 30, of the Township 38 North, Range 32 East, Willamette Meridian, and more particularly described as follows to wit: Discovery post is 2170 feet N 70 degrees E from S.W cor.
Sec 30 T38N R32E WM

Beginning at the discovery post (post No. 1)

Bear        25    feet in a    northerly  direction to Post No. 2
Thence      575   feet in a    easterly   direction to Post No. 3
Thence      1500  feet in a    southerly  direction to Post No. 4
Thence      600   feet in a    westerly   direction to Post No. 5
Thence      1500  feet in a    northerly  direction to Post No. 6
Thence      25    feet in a    easterly   direction to Post No. 2
The point of beginning.

The claim monument on which the Notice is posted lies approximately midway between the two sides and is 25 feet from the north end 1425 feet from the south end of the Claim.
This claim to be known as the G&B #9

                                          /s/ R.E. Miller
                                          ----------------------------
                                                  Locator

Subscribed and sworn before me on the 7th day of Feb, 2001

                                          /s/ Delia V. Fazzari
                                          ----------------------------
[SEAL OF THE                                             Notary Public
NOTARY PUBLIC]
                                          ----------------------------

REQUEST OF
D.S. Stoddard
c/o Gunnison PO #28005
Spokane, WA.  99228

                        NOTICE OF MINING LOCATION - WASHINGTON

                                      [MAP]

NOTICE IS HEREBY GIVEN THAT L.E. Lawson & D.S. Stoddard, by its Agent, the undersigned, hereby locate the G&B #10 lode mining claim, on this 1st day of Feb, 2001 situated in this Eureka Mining district, Ferry County Washington.

Said claim is located in the west half, of Section 30, of the Township 38 North, Range 32 East, Willamette Meridian, and more particularly described as follows to wit: Discovery post is 1340 feet N 41 degrees E from S.W cor.
Sec 30 T38N R32E WM

Beginning at the discovery post (post No. 1)

Bear        25    feet in a    northerly  direction to Post No. 2
Thence      575   feet in a    easterly   direction to Post No. 3
Thence      1500  feet in a    southerly  direction to Post No. 4
Thence      600   feet in a    westerly   direction to Post No. 5
Thence      1500  feet in a    northerly  direction to Post No. 6
Thence      25    feet in a    easterly   direction to Post No. 2
The point of beginning.

The claim monument on which the Notice is posted lies approximately midway between the two sides and is 25 feet from the north end 1475 feet from the south end of the Claim.
This claim to be known as the G&B #10

                                          /s/ R.E. Miller
                                          ----------------------------
                                                   Locator

Subscribed and sworn before me on the 7th day of Feb, 2001

                                          /s/ Delia V. Fazzari
                                          ----------------------------
[SEAL OF THE                                             Notary Public
NOTARY PUBLIC]
                                          ----------------------------